Intangible assets	12 Months Ended
Dec. 31, 2020
Intangible assets other than goodwill [abstract]
Intangible assets	Intangible assets
Intangible assets can be broken down as follows:

(in thousands of euro)	Purchased licenses		Other intangible assets	In progress	Total
January 1, 2018	6,013		179	40,000	46,192
Acquisitions (amended)(1)	43,801	(1)	405	—	44,206
Disposals	—		(64)	—	(64)
Transfers	—		—	—	—
Depreciation	(5,630)		(175)	—	(5,805)
December 31, 2018(amended) (1)	44,184		345	40,000	84,529

(in thousands of euro)	Purchased licenses		Other intangible assets	In progress	Total
January 1, 2019	44,184		345	40,000	84,529
Acquisitions	—		59	—	59
Additional considerations	27,020	(2)	—	—	27,020
Disposals	—		—	—	—
Depreciation	(14,353)	(3)	(149)	—	(14,502)
Transfers	—		(139)	—	(139)
December 31, 2019	56,851		116	40,000	96,968

(in thousands of euro)	Purchased licenses		Other intangible assets	In progress	Total
January 1, 2020	56,851		116	40,000	96,968
Acquisitions	—		264	—	264
Additional considerations	3,685	(4)	—	—	3,685
Disposals	—		—	—	—
Depreciation	(10,904)	(5)	(195)	—	(11,099)
Impairment	(43,529)	(6)	—	—	(43,529)
Transfers	—		—	—	—
December 31, 2020	6,103		185	40,000	46,289

(1)This amount mainly includes (i) an upfront payment of €43,501 thousand, less an estimate rebate of €13,050 thousand relating to the rights acquired from AstraZeneca in 2018 under the Lumoxiti in-licensing agreement and (ii) a €13,050 thousand additional consideration to be paid to Novo Nordisk A/S following the exercise of the option by AstraZeneca for the monalizumab rights.
(2)This amount includes (i) an additional consideration of €7,000 thousand paid to Orega Biotech in June 2019 in relation to the anti-CD39 program as consideration following the collaboration and option agreement signed in October 22, 2018 with AstraZeneca regarding IPH5201 (see Note 1.c), (ii) the decrease of the rebate granted by AstraZeneca in connection with the acquisition of Lumoxiti rights for an amount of 6,455 thousand (see Note 5 and (2) above ), and (iii) an additional consideration of €13,565 thousand paid to AstraZeneca in January 2020 following the submission to the European Medicines Agency (EMA) of the Marketing Authorization Application (MAA) relating to the commercialization of Lumoxiti in Europe (see Note 1.2).
(3)This amount includes the amortization of rights related to monalizumab (€4,792 thousand), IPH5201 (€6,831 thousand) and Lumoxiti (€2,730 thousand).
(4)This amount includes in particular: (i) an amount of 2,685 thousand euros for the two additional payments made to Orega Biotech in April 2020 (2,500 thousand euros) and June 2020 (185 thousand euros) relating to IPH5201 rights following the first patient dosed in Phase 1 clinical trial in Mars 2020 and (ii) an amount of €1,000 thousand paid in October 2020 to Novo Nordisk A / S following the launch of the first Phase II trial regarding avdoralimab.
(5)This amount includes the amortization of rights relating to monalizumab (€2,844 thousand), IPH5201 (€4,314 thousand) and Lumoxiti (€3,746 thousand). The amortization relating to Lumoxiti rights relates to the period prior to the decision to return the commercial rights to AstraZeneca. Impact of the decision on the book value of said rights is presented in note 6 below.
(6) Following the Company's decision to return the commercial rights to Lumoxiti in the United States and in Europe at the end of November 2020, the rights relating to the intangible asset have been fully impaired for the carrying amount of the intangible asset to the date of the decision, amounting to €43,529 thousand.

Monalizumab rights under the 2014 monalizumab (NKG2A) Novo Nordisk agreement
At the agreement inception, acquired rights were recorded as intangible asset for an amount of €7,000 thousand. The Company recorded an additional consideration of €6,325 thousand in 2015 and a final consideration of $15,000 thousand (€13,050 thousand) due in 2018 (see Note 1.1.a).
Since their acquisition by the Company, monalizumab rights are amortized on a straight-line basis over the anticipated residual duration of the Phase II trials. The Company has reassessed the anticipated residual duration of the Phase II trials as of December 31, 2020 and estimated that it would be fully amortized by early 2023, compared to end of 2021 as estimated as of December 31, 2019, as a result of the completion of some trials and by modifying the estimated end dates relating to certain cohorts. The impact of this revision for the fiscal year ended December 31, 2020 amounts to €1,575 thousand.
The net book values of the monalizumab rights were €5,097 thousand and €7,941 thousand as of December 31, 2020 and December 31, 2019, respectively.
IPH5201 (Anti-CD39) rights acquired from Orega Biotech
On January 4, 2016, the Company and Orega Biotech entered into an exclusive licensing agreement by which Orega Biotech granted the Company full worldwide rights to its program of first-in-class anti-CD39 checkpoint inhibitors. The undisclosed upfront payment paid by the Company to Orega Biotech has been recognized as an intangible asset in the consolidated financial statements for the year ended December 31, 2016. Criteria relating to the first development milestone were reached in December 2016. Consequently, the amount of this milestone was recognized as an intangible asset in addition to the initial payment, for a total of €1.8 million as of December 31, 2019. In June of 2019, the Company also paid Orega Biotech €7.0 million in relation to the anti-CD39 program as consideration following the collaboration and option agreement signed on October 22, 2018 with AstraZeneca regarding IPH5201. Under this agreement, the Company also paid in April and June 2020, respectively €2.5 and €0.2 million to Orega Biotech following the first Phase I dosing relating to IPH5201.
This asset was amortized on a straight-line basis since November 1, 2018 (corresponding to the effective beginning date of the collaboration) until the date the Company expected to fulfill its commitment (end of fiscal year 2020). As of December 31, 2020, these collaboration commitments have all been fulfilled. Thus, the rights relating to IPH5201 are fully amortized as of December 31, 2020.
The Company may also be obligated to pay Orega Biotech up to €49,000 thousand upon the achievement of development and regulatory milestones. In addition, the Company will be obligated to pay mid-single digit to low-teen percentage payments, depending on determinations relating to Orega Biotech’s intellectual property rights for certain patents, on sublicensing revenues the Company receives pursuant to its agreement with AstraZeneca relating to IPH5201.
Avdoralimab (IPH5401) (anti-C5aR) rights acquired from Novo Nordisk A/S
At the agreement inception, an upfront payment of €40 million for acquired rights were recorded as intangible asset. As part of this agreement, an additional amount of €1.0 million was paid in October 2020 to Novo Nordisk A / S following the launch of the first avdoralimab Phase II trial. As avdoralimab is still in clinical trial, the acquired rights are classified as intangible asset in progress. They were subject to annual impairment test. No impairment were recorded since inception. These acquired rights will be amortized when the Company obtains economic benefits.
According to the agreement, the Company will pay additional payments according to the reach of specific steps. As of December 31, 2020, according to the uncertainty of these potential future payments, no liability was recognized.
Development costs incurred by the Company are recognized as research and development expenses.
The main assumptions used for the impairment test are the following:
•Cash flows are set on the basis of the development and commercialization plans and budgets approved by Management;
•A discount rate of 12%;
•A risk of development is taken into consideration by applying probabilities of success of reaching future phases of development to cash flows related to each development phases Those average probabilities of success of R&D projects are based on an article published in Nature Review Drug Discovery;
•For the commercialization phase, selling price and sales volume are estimated on the basis of the potential market and the observed performances of comparable drugs currently on the market. Decrease in sales volume applied to the forecasted revenue once the related rights fall off-patent.
In case of failure of the clinical trials in progress, the Company may have to depreciate the intangible asset corresponding to the avdoralimab rights.
The Company did not identify any reasonable potential variance in the key assumptions that may generate an impairment.
Sensitivity testing regarding these following assumptions and other assumptions such as: discount rate (+/- 3%), selling price (+/- 10%) and decrease in sales volume once the related rights fall off-patent (+/- 5%) were performed. These tests did not reveal any impairment.
Avdoralimab does not generate economic benefits yet for the Company. In accordance with IAS 38, it will be amortized when it generates economic benefits, which can result from:
•The commercialization the drug candidate; or,
•An out-licensed agreement.
If the Company commercialize the drug product on its own, it will have to determine the amortization period of the related capitalized rights. It will have to estimate their useful life, considering the date when they fall off patent. Those capitalized rights will be amortized on a straight line basis during the estimated useful life.
If the Company entered in an out-licensed agreement, the Company will have to perform an analysis to determine if the control of the rights are transferred to a third-party, and thus will have to derecognize the capitalized rights. If the Company conclude that it keeps the control of the rights, it will determine their useful life and will amortize them on a straight line basis during this useful life.
Lumoxiti rights acquired from AstraZeneca under the 2018 AstraZeneca multi-term agreement
The license by which the Company acquired Lumoxiti rights was initially amortized on a straight-line basis through July 31, 2031, which corresponds to the expiration of the current composition of matter patent, not including any additional patent extensions or patents. The net book value of the Lumoxiti rights was €47,276 thousand and €29,987 thousand as of December 31, 2019 and December 31, 2018, respectively. This increase in the net book value resulted from (i) the decrease of the rebate granted by AstraZeneca in connection with the acquisition of Lumoxiti rights for an amount of €6,455 thousand (see
Note 6), and (ii) an additional consideration of €13,565 thousand paid to AstraZeneca in January 2020 following the submission to the European Medicines Agency (EMA) of the Marketing Authorization Application (MAA) relating to the commercialization of Lumoxiti in Europe.
End of November 2020, the Company decided to return the marketing rights of Lumoxiti in the United States and in Europe. Following this decision, the Company applied IAS 36 "Impairment of assets" and assessed that there was an indication of impairment sufficiently significant to result in the full impairment of the intangible asset. This depreciation was recognized with regard to the estimate of the recoverable value of Lumoxiti's intangible assets, based on expected future cash flows, determined using the marketing plan and budget approved by management, and future expenses to be exposed in particular as part of the transition plan, which is under negotiation at the date of this report (see note 18).
Thus, on the date of the decision to return the rights, the Lumoxiti rights were fully written down to their net book value as of October 31, 2020, i.e. €43,529 thousand.